UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2011

Parkvale Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17411	25-1556590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4220 William Penn Highway, Monroeville, Pennsylvania		15146
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 373-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) At a Special Meeting of Shareholders (the “Special Meeting”) of Parkvale Financial Corporation (the “Company”) held on December 15, 2011, shareholders of the Company approved the Agreement and Plan of Merger, dated as of June 15, 2011, by and between the Company and F.N.B. Corporation (the “Merger Agreement”). In addition, the advisory (non-binding) proposal to approve the golden parachute compensation payable to the Company’s named executive officers was also approved by the shareholders.

(b) There were 5,582,846 shares of common stock of the Company eligible to be voted at the Special Meeting and 4,279,098 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the vote on each proposal were as follows:

1.	To approve and adopt the Agreement and Plan of Merger by and between Parkvale Financial Corporation and F.N.B. Corporation, dated as of June 15, 2011:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,184,883	89,794	4,421	—

2.	To approve on an advisory (non-binding) basis the golden parachute compensation payable to the Company’s named executive officers in connection with the merger:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,713,238	513,815	52,045	—

3.	To approve the adjournment of the Special Meeting, if necessary to solicit additional proxies in favor of approval and adoption of the Merger Agreement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,886,795	373,029	19,274	—

(c) Not applicable

(d) Not applicable

ITEM 8.01	Other Events

On December 16, 2011, the Company issued a press release announcing that the Company’s shareholders had approved the proposed merger with F.N.B. Corporation. Reference is made to the Company’s press release dated December 16, 2011, which is included as Exhibit 99.1 hereto and incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein or incorporated into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

    The following exhibits are filed herewith.

Exhibit Number	Description

99.1	Press release dated December 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVALE FINANCIAL CORPORATION

Date: December 16, 2011	By:	/s/ Gilbert A. Riazzi
Gilbert A. Riazzi
Chief Financial Officer